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                                                                    Exhibit 10.7






PROCENTURY CORPORATION


2004 STOCK OPTION AND AWARD PLAN
(With Stock Appreciation Rights, Performance Units, Restricted
Stock, and Restricted Stock Units)

[To Be Dated the Effective Date of the IPO]





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                                TABLE OF CONTENTS

Section 1. Establishment, Purpose And Term Of Plan.............................1

         1.1      Establishment................................................1
         1.2      Purpose......................................................1
         1.3      Term of Plan.................................................1

Section 2. Definitions And Construction........................................1

         2.1      Definitions..................................................1
         2.2      Construction................................................10

Section 3. Administration.....................................................10

         3.1      Administration by the Board.................................10
         3.2      Delegation..................................................11

Section 4. Stock..............................................................11

         4.1      Maximum Aggregate Number of Shares..........................11
         4.2      Adjustments for Changes in Capital Structure................12

Section 5. Eligibility For And Terms And Conditions Of Awards.................13

         5.1      Eligibility  for Awards.....................................13
         5.2      Terms and Conditions of Awards..............................13
         5.3      Additional Terms and Conditions for Restricted Stock........16
         5.4      Incentive Stock Option Limitations..........................18

Section 6. Compliance With Securities Law.....................................20

         6.1      General.....................................................20
         6.2      Securities Act..............................................20

Section 7. Miscellaneous......................................................20

         7.1      Indemnification for Administration..........................20
         7.2      Termination and Amendment of the Plan.......................20
         7.3      Shareholder Approval........................................21
         7.4      No Special Employment Rights................................21
         7.5      Notices.....................................................21
         7.6      Governing Law...............................................21


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                             PROCENTURY CORPORATION
                        2004 STOCK OPTION AND AWARD PLAN

                                   SECTION 1.
                     ESTABLISHMENT, PURPOSE AND TERM OF PLAN

         1.1 ESTABLISHMENT. The ProCentury Corporation by action of its Board has established this 2004 Stock Option And Award Plan effective as of ___________, 2003.

         1.2 PURPOSE. The purpose of the Plan is to promote the commonality of the interests of employees, consultants and directors with the interests of shareholders for the increased growth, value and profitability of the Company and to provide incentive to attract, retain and reward employees, directors and consultants performing services for the Company.

         1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been granted and all restrictions on such shares under the terms of the Plan and the instruments or agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

                                   SECTION 2.
                          DEFINITIONS AND CONSTRUCTION

         2.1 DEFINITIONS. The following capitalized terms used in this Plan shall, unless the context otherwise requires, have the following meaning:

         (a) "$100,000 PER YEAR LIMITATION" means the limitation of section 422(d) of the Code with respect to the aggregate fair market value of Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year and any changes to such limitation as may be made by any amendment of the Code during the term of this Plan.

         (b) "ACQUIRING CORPORATION" means, with respect to any Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof.

         (c) "APPRECIATION" means, with respect to any Appreciation Right, the appreciation, if any, measured by the excess of the Fair Market Value of a share of Stock over (i) the Exercise Price of shares subject to the Option if the Appreciation Right is exercisable in exchange for that Option or (ii) the Base Price in the Instrument evidencing the Appreciation Right if the Appreciation Right is exercisable on a standalone basis.

         (d) "APPRECIATION RIGHT" means a right that entitles a Participant to receive the Appreciation with respect to certain shares, or a designated number of shares, of Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and


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                  conditions of the Plan and the Instrument evidencing the Award of such Appreciation Right. An Appreciation Right may be granted at any time: (1) in tandem with any Option entitling the Participant upon exercise of the Appreciation Right to surrender the Option and receive the Appreciation of the shares of Stock purchasable upon exercise of the Option or otherwise such that upon any exercise of the Appreciation Right, the related Option shall be cancelled to the extent of the exercise of the Appreciation Right and conversely upon any exercise of the Option, the tandem Appreciation Right shall be cancelled to the extent of the exercise of the related Option; or (2) on a stand-alone basis independent of all Options entitling the Participant upon exercise of the Appreciation Right to receive the Appreciation of a number of shares of Stock designated in the Instrument evidencing the Appreciation Right. Upon exercise of the Appreciation Right, the Appreciation shall be paid in shares of Stock equal in number to the largest whole number (rounding down any fraction) resulting from dividing the Appreciation by the Fair Market Value of a share of Stock at the Date of Exercise or, if the Instrument evidencing the Appreciation Right expressly so provides, in cash or any combination of cash or such shares, as provided in that Instrument. Each Appreciation Right shall constitute an unfunded and unsecured obligation of the Company to issue Stock or pay cash or to do a combination thereof as provided in the Instrument evidencing that Appreciation Right.

         (e) "AWARD" means any Option, Appreciation Right, Performance Unit, Restricted Stock or Restricted Stock Unit.

         (f)      "BASE PRICE" means, with respect to any Appreciation Right,
                  (1) the per share price stated in the Instrument evidencing the Appreciation Right for determining any Appreciation with respect to that Appreciation Right or (2), if no Base Price is stated, the Fair Market Value of a share of Stock at the Date of Grant, as adjusted, in the case of either (1) or (2), pursuant to Section 4.2 to such time.

         (g) "BOARD" means the Company's Board of Directors or, to the extent it delegates authority to the Committee, the Committee. Notwithstanding anything to the contrary contained in this Plan, if the Company is subject to section 162(m) of the Code, any determination regarding any Award with respect to any person constituting a "covered employee" within the meaning of section 162(m) of the Code shall be made by the Committee.

         (h) "CAUSE" means with respect to any award of any Participant, unless otherwise defined in the Instrument evidencing the Award, (1) being convicted of, pleading guilty to, or confessing to any act of fraud, misappropriation or embezzlement against the Company or being convicted of or pleading guilty to a felony; (2) willfully, other than pursuant to the advice of Company legal counsel, violating or causing the Company to violate a law which, in the opinion of Company legal counsel, is reasonable grounds for civil or criminal penalties against the Company or its Board; (3) not correcting within thirty (30) days after receipt of notice any act or omission that, in the opinion of the Company's legal counsel, gives rise to a


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                  cause of action by the Company or its Board personally against the employee to specifically enforce or restrain some action for purpose of avoiding some loss or damage, or to recover losses or damages, for an amount in excess of $10,000; (4) not correcting within thirty (30) days after receipt of notice any act of dishonesty against the Company; (5) failing within thirty (30) days after receipt of notice to cure any violations of any covenants of the employee to maintain confidentiality of Company information, properly use and return when required Company property, not compete with Company business, or not solicit Company agents, employees or customers contained in any employment or other agreement with the Company.

         (i) "CHANGE IN CONTROL" means unless otherwise defined in the Instrument evidencing the Award: (1) A purchase or other acquisition by any person, entity or group of persons (within the meaning of section 13(d) or 14(d) of the Exchange Act, directly or indirectly, which results in the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of such person, entity or group of persons equaling a majority or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, excluding, however, any acquisition (i) by the Company or (ii) by any employee benefit plan or related trust sponsored or maintained by the Company; (2) a merger, reorganization or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (each, a "corporate transaction"), excluding, however, any corporate transaction pursuant to which persons who were security holders of the Company immediately prior to such corporate transaction (solely because of their voting securities owned immediately prior to such corporate transaction) own immediately thereafter more than 50 percent of the combined voting power entitled to vote in the election of the Board of the then outstanding securities of the company surviving the corporate transaction; or (3) approval by the security-holders of the Company of a plan of complete liquidation or dissolution of the Company.

         (j) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

         (k) "COMMITTEE" means the compensation committee, if any, or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Notwithstanding anything to the contrary contained in this Plan, if the Company is subject to section 162(m) of the Code, the Committee shall be composed of, or otherwise any determination regarding any Award with respect to, any person constituting a "covered employee" within the meaning of section 162(m) of the Code shall be made by, not less than two directors, each of whom is intended to be an "outside director" within the meaning of section 162(m) of the Code. and a "non-employee director" under Rule 16b-3 of the Exchange Act.



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         (l)      "COMPANY" means ProCentury Corporation, an Ohio corporation, or any successor corporation thereto.

         (m) "CONSULTANT" means any person, including an advisor, engaged by the Company or any Subsidiary to render services other than as an Employee or a Director.

         (n)      "DATE OF EXERCISE" means the date determined pursuant to
                  Section 5.2(b).

         (o) "DATE OF EXPIRATION" means, with respect to any Award, (1) the date stated in the Instrument evidencing the Award as the last date on which the terms and conditions of the Award are to be met in order to purchase Stock or receive Appreciation or Stock pursuant to the Instrument evidencing the Award or (2), if no date is so stated, the 10th anniversary of the Date of Grant. In no event may the Date of Expiration be later than the 15th anniversary of the Date of Grant; provided, however, that the Date of Expiration of any Appreciation Right granted in tandem with any Option shall be the Date of Exercise or Date of Expiration of that Option.

         (p) "DATE OF GRANT" means, with respect to any Award, the date stated as the date of grant in the Instrument evidencing the Award or, if no such date is stated, the date on which the action authorizing the grant of the Award was taken under the direction of the Board pursuant to Section 3.1.

         (q) "DATE OF VESTING" means with respect to any Award subject to any Service Vesting Schedule, Performance Vesting Schedule, or other restriction imposed by this Plan or any Instrument evidencing such Award, the date of satisfaction of all such restrictions.

         (r) "DIRECTOR" means a member of (1) the Board, or (2) the board of directors of any Subsidiary or (3) any advisory board advising the Board, the board of directors of any Subsidiary or the executive officers of the Company or any Subsidiary.

         (s) "DISABILITY" shall have the same meaning as defined in the Company's long-term disability plan as in effect from time to time or, if there is no such plan in effect at the applicable time, a Participant's inability to discharge his/her responsibilities to the Company by reason of physical or mental illness or incapacity, whether arising out of sickness, accident or otherwise, which shall be evidenced by the written determination of a qualified medical doctor selected by the Company specifying the date upon which such disability commenced and that it has continued uninterrupted for at least 180 days. For this purpose, any person who qualifies for a credit against income taxes under Section 22 of the Code shall be considered disabled.

         (t) "EMPLOYEE" means any person classified as an employee in the records of the Company or any Subsidiary.

         (u) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.



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

         (v) "EXERCISE PERIOD" means, with respect to any Award, (1) the period stated in the Instrument evidencing the Award as the period during which the terms and conditions of the Award are to be met in order to purchase Stock or receive Appreciation or Stock pursuant to the Instrument evidencing the Award or
                  (2), if no period is so stated, shall be the period beginning with the Date of Grant and ending with the Date of Expiration. In no event may the Exercise Period begin before the Date of Grant or extend beyond the Date of Expiration.

         (w) "EXERCISE PRICE" means, with respect to any Option at any time, (1) the price stated in the Instrument evidencing the Option as the price at which the Option entitles the Participant to purchase each share of Stock upon exercise of the Option or (2), if no price is stated, the Fair Market Value of a share of Stock at the Date of Grant, as adjusted, in the case of either (1) or (2) pursuant to Section 4.2 to such time.

         (x) "FAIR MARKET VALUE" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                  (1) If the Stock is included for listing on Nasdaq or such other national or regional securities exchange or market system constituting the primary market for the Stock, the Fair Market Value of a share of Stock shall be the daily trading price as of the close of market (or, if there is no such closing price, the mean of the closing bid and asked prices) on such date quoted by Nasdaq or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock was traded, Fair Market Value shall be such closing price (or the mean of the closing bid and asked prices) quoted for the most recent day prior to such date on which the Stock was so traded.

                  (2) If the Stock is not included for listing on Nasdaq or any national exchange, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

         (y) "INCENTIVE STOCK OPTION" means an Option designated as such in the Instrument covering such Option that qualifies as an "incentive stock option" within the meaning of Section 422(b) of the Code.

         (z) "INSIDER" means any person whose transactions in the Stock are subject to Section 16 of the Exchange Act.



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

         (aa) "INSTRUMENT" means a written agreement or instrument evidencing the terms and conditions of any Award granted pursuant to this Plan.

         (bb) "MAXIMUM AGGREGATE NUMBER OF SHARES" shall mean __________(1) shares of Stock, as determined in accordance with Section 4.1 and subject to adjustment in accordance with Section 4.2.

         (cc)     "NEW SHARES" means New Shares as defined in Section 4.2.

         (dd) "NON-QUALIFIED STOCK OPTION" means an Option designated as such in the Instrument covering such Option or that does not otherwise constitute an Incentive Stock Option.

         (ee) "OPTION" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan, subject to any Service Vesting Schedule, Performance Vesting Schedule, or other restriction imposed by this Plan or any Instrument evidencing such Award. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

         (ff) "PARTICIPANT" means the Employee, Consultant or Director who has been granted an Award or, in the case of death, such person's heir, legatee or other distributee entitled to exercise this Option pursuant to will or applicable laws of descent and distribution pursuant to Section 5.2(e).

         (gg) "PERFORMANCE UNIT" means a right to receive payment in cash equal to the Fair Market Value of one share of Stock (subject to adjustment as provided in Section 4.2) at the Date of Vesting pursuant to the terms and conditions of the Plan and any Instrument evidencing the Award of such Performance Unit, subject to any Service Vesting Schedule, Performance Vesting Schedule, or other restriction imposed by this Plan or any Instrument evidencing such Award. If and only to the extent so provided in the Instrument evidencing the Performance Unit, a Performance Unit may include the equivalent of each cash dividend declared or paid by the Company on a share of Stock after the Performance Unit's Date of Grant, and all such dividend equivalents shall accumulate and be deferred until the payment of cash equal to the Fair Market Value of the Stock pursuant to the Performance Unit. Unless otherwise provided in the Instrument evidencing the Performance Unit, any such accumulated dividend equivalents shall be payable in cash or, if the Instrument evidencing the Restricted Stock Unit expressly so provides, in shares of Stock equal in number to the largest whole number (rounding down any fraction) resulting from dividing the accumulated dividend equivalents by the Fair Market Value of a share of Stock at the date of issuance of the Stock pursuant to the Performance Unit, or any combination of cash or such shares, No Participant or other person shall have any right to any dividend

----------------------
(1) To be a number of shares of Stock equal to 9% of the shares of Stock outstanding on a fully diluted basis (including shares subject to options or restricted stock awards effective at the initial public offering) immediately following the contemplated initial public offering.

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

                  equivalents with respect to any Performance Unit except upon the payment of the Fair Market Value of the Stock pursuant to the Performance Unit, and all such dividend equivalents, if any, accumulated with respect to any Performance Unit shall automatically be forfeited upon any forfeiture of such Performance Unit and shall otherwise automatically expire upon the Date of Expiration of such Performance Unit. Each Performance Unit shall constitute an unfunded and unsecured obligation of the Company to pay cash or, with respect to any dividend equivalents, to pay cash or issue Stock or any combination thereof as provided in the Instrument evidencing that Performance Unit.

         (hh)     "PERFORMANCE VESTING SCHEDULE" means, unless a different
                  schedule is provided by the Instrument evidencing an Award,
                  (1) the vesting of such number or proportion of the Unvested Shares designated as Performance Vesting Shares, or (2) the accelerated vesting of such number or proportion of Unvested Shares designated as Service Vesting Shares, for completion or satisfaction of such milestones as may be identified by management of the Company for the Participant and incorporated in the Instrument.

         (ii) "PERFORMANCE VESTING SHARES" means, with respect to any Award, those shares of Stock designated by the Instrument evidencing the Award as being subject to a Performance Vesting Schedule.

         (jj) "PLAN" means at any time the plan evidenced by this document as amended and in effect at such time.

         (kk) "PURCHASE PRICE" means, with respect to any share of Restricted Stock at any time, the (1) price, if any, stated in the Instrument evidencing the Award of Restricted Stock as the price which the Participant must pay in order to receive each share of Restricted Stock subject to the Award, as adjusted pursuant to Section 4.2 to such time.

         (ll) "RELOAD FEATURE" means with respect to any Option the right, if any, stated in the Instrument evidencing the Option, entitling the optionee upon exercise of the Option (the "original Option") to be granted a new Option, having a Date of Grant as of the date of exercise of the original Option and an Exercise Period commensurate with the remainder of the Exercise Period of the original Option, to purchase a number of shares of Stock equal to the number of shares purchased upon that exercise of the original Option for an Exercise Price equal to the Fair Market Value of the stock at that Date of Grant; provided that no Reload Feature may obligate the issuance of Stock that will cause the Maximum Aggregate Number of Shares to be exceeded.

         (mm) "RESTRICTED STOCK" means each share of Stock (subject to adjustment as provided in Section 4.2) subject to any Service Vesting Schedule, Performance Vesting Schedule, or other restriction imposed by this Plan or any Instrument on the right of a holder to offer for sale, sell, pledge, assign, encumber, or otherwise transfer


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

                  or dispose of such share or any interest in such share. Unless otherwise provided in the Instrument evidencing the terms and conditions of the Stock Grant, each share granted as or issued pursuant to an Award as Restricted Stock shall entitle the record holder thereof to all rights and incidents of ownership thereof, including all dividend and voting rights, provided, however, that no such share shall entitle any person to offer for sale, sell, pledge, assign, encumber, or otherwise transfer or dispose of such share or any interest in such share until satisfaction of all such restrictions imposed by this Plan or the Instrument evidencing such Award other than forfeiture and reversion to the Company pursuant to Section 5.3(c).

         (nn) "RESTRICTED STOCK UNIT" means a right to receive one share of Stock (subject to adjustment as provided in Section 4.2) at the Date of Vesting pursuant to the terms and conditions of the Plan and any Instrument evidencing the Award of such Restricted Stock Unit, subject to any Service Vesting Schedule, Performance Vesting Schedule, or other restriction imposed by this Plan or any Instrument evidencing such Award. Any Restricted Stock Unit shall include the equivalent of each cash dividend declared or paid by the Company on a share of Stock after the Restricted Stock Unit's Date of Grant, and all such dividend equivalents shall accumulate and be deferred until the issuance of Stock pursuant to the Restricted Stock Unit. Unless otherwise provided in the Instrument evidencing the Restricted Stock Unit, the accumulated dividend equivalents shall be payable in shares of Stock equal in number to the largest whole number (rounding down any fraction) resulting from dividing the accumulated dividend equivalents by the Fair Market Value of a share of Stock at the date of issuance of the Stock pursuant to the Restricted Stock Unit or, if the Instrument evidencing the Restricted Stock Unit expressly so provides, in cash or any combination of cash or such shares, as provided in that Instrument. No Participant or other person shall have any right to any dividend equivalents with respect to any Restricted Stock Unit except upon the issuance of Stock pursuant to the Restricted Stock Unit, and all such dividend equivalents, if any, accumulated with respect to any unissued share of Stock shall automatically be forfeited upon any forfeiture of such Restricted Stock Unit and shall otherwise automatically expire upon the Date of Expiration of such Restricted Stock Unit. Each Restricted Stock Unit shall constitute an unfunded and unsecured obligation of the Company to issue Stock or pay cash or to do a combination thereof as provided in the Instrument evidencing that Restricted Stock Unit.

         (oo) "RETIREMENT" means at any time, unless otherwise defined in the Instrument, termination of a Participant's Service after the sum of the Participant's (1) years of Service and (2) years of age equals or exceeds seventy-five (75)

         (pp)     "SECURITIES ACT" means the Securities Act of 1933, as amended.

         (qq) "SERVICE" means a Participant's employment or service with the Company or any Subsidiary, whether in the capacity of an Employee, a Director or a Consultant.


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

                  The Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Company or any Subsidiary or a change in the form of organization of the Company or any Subsidiary for which the Participant renders such Service. Furthermore, a Participant's Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company or, if applicable, the Subsidiary, provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant's Service shall be deemed to have terminated unless the Participant's right to return to Service with the Company or is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Instrument. The Participant's Service shall be deemed to have terminated either upon an actual termination of Service or, if the Service is with a Subsidiary, upon that organization's ceasing to be a "Subsidiary" within the meaning of this Plan. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

         (rr) "SERVICE VESTING SCHEDULE" means, unless a different schedule is provided by the Instrument evidencing an Award, the vesting of 1/36th of the total number of Unvested Shares designated by the Award as Service Vesting Shares for each calendar month of Service of the Participant after the Date of Grant such that the entire number of Service Vesting Shares shall be vested after 36 calendar months of Service after the Date of Grant.

         (ss) "SERVICE VESTING SHARES" means, with respect to any Award, those shares of Stock designated by the Instrument evidencing the Award as being subject to a Service Vesting Schedule. Notwithstanding anything to the contrary herein, vesting of Service Vesting Shares may be accelerated pursuant to a Performance Vesting Schedule or otherwise for completion or satisfaction of such milestones as may be identified by management of the Company for the Participant and incorporated in the Instrument.

         (tt) "STOCK" means at any date the Common Shares of the Company, as adjusted from time to time through such date in accordance with Section 4.2.

         (uu) "STOCK GRANT" means an Award of a certain number of shares of Restricted Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan, excluding any Option, Appreciation Right, Restricted Stock Unit, or shares of Stock issuable upon exercise of an Option or Appreciation Right or pursuant to a Restricted Stock Unit.

         (vv) "SUBSIDIARY" means at any time any organization, corporate or noncorporate, in an unbroken chain of organizations beginning with the Company if, at the time, each of the organizations to the last organization in the chain owns 50 percent or more of the total combined voting power of all classes' capital stock or other beneficial interests of such organization.

         (ww) "UNVESTED SHARES" means those shares of Stock granted as or issued pursuant to an Award that pursuant to the terms and conditions of such Award are subject to completion or satisfaction of a Performance Vesting Schedule or Service Vesting Schedule or that remain subject to a right of the Company to reacquire those shares until completion of a period of Service pursuant to a Service Vesting Schedule or until completion or satisfaction of milestones resulting in vesting or acceleration of vesting within the meaning of a Performance Vesting Schedule.

         (xx) "VESTED SHARES" means those shares of Stock granted as or issued pursuant to an Award that pursuant to the terms and conditions of such Award are not Unvested Shares.

         2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Terms defined in the singular shall include the plural, and vice versa, and pronouns in any gender shall include the masculine, feminine and neuter, as the context requires. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise. All references to a "section" or "sections" refer to this Plan unless the context otherwise requires.

                                   SECTION 3.
                                 ADMINISTRATION

         3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered under the direction of the Board, including but not limited to full authority to:

         (a) Determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each such Award;

         (b) Designate Options as Incentive Stock Options or Non-Qualified Stock Options;

         (c) Determine the Fair Market Value of shares of Stock or other property;

         (d) Determine the terms, conditions and restrictions applicable to each Award (which need not be identical to those of any other Award) and any shares acquired upon the exercise thereof or otherwise received in connection therewith, including, without limitation, any - (1) Exercise Price; (2) Base Price; (3) Exercise Period; (4) Date of Expiration; (5) method of calculating an Appreciation or determining Fair Market Value;
                  (6) portion of the shares subject to the Award that are Unvested Shares and Vested Shares; (7) any Reload Feature; (8) portion of the Unvested Shares to be Performance Vesting Shares and to be Service Vesting Shares; (9) Performance Vesting Schedule and the Service Vesting Schedule; (10) permitted method of payment for shares purchased upon the exercise of any Option; (11) method for satisfaction of any tax withholding obligation arising in connection with the Award or such shares received in connection therewith, including by the withholding or delivery of shares of Stock - and all other terms, conditions and restrictions applicable to the Award that are to be met in order to purchase Stock or receive Appreciation or Stock pursuant to the Instrument evidencing the Award, or applicable to any Stock purchased or received, as long as not inconsistent with the terms of the Plan;

         (e) Approve one or more forms of Instrument evidencing the Awards granted;

         (f) (1) Amend, modify, extend, renew, or grant a new Award in substitution for any Award, or (2) waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof;

         (g) Accelerate, continue, extend or defer the exercisability or period for meeting conditions on the purchase of Stock or receipt of Appreciation or Stock with respect to any Award or the vesting of any shares so purchased or received;

         (h) Determine all questions regarding, including making interpretations of the language of, the Plan and any Instrument as well as any Award evidenced thereby or granted thereunder, with any such determination or interpretation by the Board or under its direction being final and binding upon all persons having an interest in the Plan or such Instrument or Award;

         (i) (1) Prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or (2) adopt supplements to, or alternative versions of, the Plan;

         (j) Correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Instrument and make all other determinations and take such other actions with respect to the Plan or any Award as deemed advisable to the extent consistent with the Plan and applicable law.

         3.2 DELEGATION. Except as otherwise required by law, the Board may delegate any or all of its authority and responsibility for administration of the Plan to any Committee or officer of the Company or any officer of any Subsidiary, except that any such delegated authority shall remain subject to the overall direction of the Board. Any such Committee or officer to whom authority or responsibility is delegated shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of, or which is delegated to, the Company herein, provided the applicable Committee or officer has apparent authority with respect to such matter, right, obligation, determination or election.

                                    SECTION 4.
                                      STOCK

         4.1 MAXIMUM AGGREGATE NUMBER OF SHARES. Subject to adjustment as provided in Section 4.2, the number of shares of Stock that may be issued pursuant to all Awards granted and outstanding at any time under this Plan shall not exceed the Maximum Aggregate Number of Shares, and at no time may any Award be granted under the Plan if the number of shares of

Stock issued through such time pursuant to all Awards granted under this Plan when added to the aggregate number of shares of Stock issuable upon exercise of all other Awards granted and outstanding at such time under this Plan at such time exceeds the Maximum Aggregate Number of Shares. Notwithstanding anything to the contrary in this Plan, if (a) an outstanding Award for any reason expires or is terminated or canceled or (b) shares of Stock acquired upon exercise of an Award are reacquired by the Company pursuant to a call right of the Company or put right of the Participant that is part of the Award, the shares of Stock allocable to the unexercised portion of such Award, or such reacquired shares of Stock, shall again be available for issuance under the Plan, and any such reacquired shares of Stock shall no longer be counted against the Maximum Aggregate Number of Shares that may be issued upon exercise of Awards granted under this Plan.

         4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. (a) If the shares of Stock are split or if a dividend of shares of Stock is paid on the Stock, the number of shares of Stock subject to each then outstanding Option (to the extent unexercised) or otherwise by which each other outstanding form of Award is based or otherwise measured and the Maximum Aggregate Number of Shares shall be increased automatically by the ratio of the number of shares of Stock outstanding immediately after such event to the number of shares of Stock outstanding immediately before such event (ignoring for this purpose any provision for the repurchase or cash payment of fractional shares), and the Exercise Price, Base Price, or Purchase Price of each such outstanding Award shall be decreased automatically by the reciprocal of such ratio. If the shares of Stock are combined into a lesser number of shares, the number of shares of Stock subject to each then outstanding Option (to the extent unexercised) or otherwise by which each other outstanding form of Award is based or otherwise measured and the Maximum Aggregate Number of Shares shall be decreased automatically by such ratio (ignoring for this purpose any provision for the repurchase or cash payment of fractional shares), and the Exercise Price, Base Price, or Purchase Price of each such outstanding Award shall be increased automatically by the reciprocal of such ratio.

         (b) If any other change occurs in the shares of Stock through recapitalization, merger, consolidation or exchange of shares or otherwise, there shall automatically be substituted for each share of Stock subject to each then outstanding Option (to the extent unexercised) or otherwise by which each other outstanding form of Award is based or otherwise measured and for the Maximum Aggregate Number of Shares shall be the number and kind of shares or other securities or property into which each outstanding share of Stock was changed, and the Exercise Price, Base Price, or Purchase Price of each such outstanding Award shall be increased or decreased proportionally so that the aggregate Exercise Price, Base Price or Purchase Price for the securities subject to each Option shall remain the same as immediately before such event. In addition, such further equitable adjustments may be made in the Plan and to the then outstanding Awards as are deemed necessary and appropriate under direction of the Board, in its sole discretion, including but not limited to changing the number of shares reserved under the Plan or subject to or otherwise measured by outstanding Awards as well as the Exercise Price, Base Price or Purchase Price and the vesting conditions of outstanding Awards. Any such equitable adjustments determined under direction of the Board pursuant to this
Section 4.2 shall be final, binding and conclusive.

                                   SECTION 5.
               ELIGIBILITY FOR AND TERMS AND CONDITIONS OF AWARDS

         5.1 ELIGIBILITY FOR AWARDS. Awards may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "Employees," "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers retaining their Services, provided that no such Award shall become effective if the offer is not accepted or the person otherwise does not commence rendering such Services. More than one Award may be granted from time to time to any eligible person.

         5.2      TERMS AND CONDITIONS OF AWARDS. Except for the limitations of
Section 5.3 applicable to Options granted or otherwise designated as Incentive Stock Options, all terms and conditions of each Award granted under the Plan, and of all shares of Stock issuable pursuant to such Award, shall be determined under the direction of the Board pursuant to Section 3.1. All such terms and conditions shall be set forth in the Instrument evidencing the Award. Not in limitation of the foregoing, unless an Instrument provides otherwise:

         (a) PAYMENT. The aggregate Exercise Price for the Stock purchased upon exercise of any Option may be paid (1) in cash, by check, or cash equivalent; (2) by tender to the Company of shares of Stock owned by the Participant having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such Stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price payable, provided that such tender of Stock does not constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock; (3) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), provided that the Company reserves the right to decline payment by means of any such assignment for any reason in its sole discretion; (4) by exchanging such Options for an Appreciation Right; or (5) by such combination of the forgoing or such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law.

         (b) DATE OF EXERCISE. Unless otherwise provided in the Instrument evidencing the Award, the Date of Exercise of any Award shall be the date as of which all terms and conditions of the Award are to be met in order to purchase Stock or receive Appreciation or Stock pursuant to the Instrument evidencing the Award.

         (c) TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company at the source with respect to such Award or the shares acquired upon the exercise thereof. Alternatively, or in addition, in its sole discretion, the Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for any such tax withholding obligations of the Company or any Subsidiary arising in connection with the Award or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver certificates evidencing shares of Stock or to release such certificates or shares from any escrow established pursuant to the Instrument until all federal, state, local and foreign withholding obligations have been satisfied.

         (d) TERMINATION OF SERVICE. Unless otherwise provided in this Plan or the Instrument evidencing any Award to any Participant, all rights to exercise any Option or otherwise to purchase Stock or receive Appreciation or Stock pursuant to the Instrument evidencing the Award shall terminate three months after termination of the Participant's Service. Notwithstanding any other provision of the Plan to the contrary, if a Participant's Service with the Company or applicable Subsidiary is terminated for Cause, all Awards granted to that Participant shall automatically expire and all rights pursuant to that Award shall automatically terminate immediately upon such termination of Service.

         (e) TRANSFERABILITY. Each Award is not transferable except at Participant's death, by will or applicable laws of descent and distribution. During the lifetime of the Participant, an Award shall be exercisable only by the Participant or, in the case of incapacity, the Participant's guardian or legal representative. Notwithstanding the foregoing, pursuant to rules adopted by the Board or the Committee, an Award may be transferred to and exercised by a trust that is for the exclusive benefit of the Participant and, in the case of death, the Participant's family.

         (f) EFFECT OF CHANGE IN CONTROL. In the event of a Change in Control, the Acquiring Corporation may either assume the Company's rights and obligations under outstanding Awards or substitute for outstanding Awards substantially equivalent options for the Acquiring Corporation's stock. For purposes of this Section 5.2(f), an Award shall be deemed assumed if following the Change in Control, the Award confers the right to purchase, in accordance with its terms and conditions, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. In the event the Acquiring Corporation does not so assume, or substitute for, the outstanding Awards in connection with a Change in Control, the unexercisable portion of any outstanding Awards shall be immediately exercisable in full as of the date 10 days prior to the effective date of the Change in Control. Any such acceleration of the exercise of any Award pursuant to this Section 5.2(f) shall be conditioned upon the consummation of the Change in Control. Any Award which is neither (1) assumed, or substituted for, by the

                  Acquiring Corporation in connection with the Change in Control nor (2) exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Award prior to the Change in Control, and any consideration received pursuant to the Change in Control with respect to such shares, shall continue to be subject to all applicable provisions of the Instrument evidencing such Award except as otherwise provided in such Instrument.

         (g) LOCK-UP AGREEMENT. In consideration for the grant of each Award to a Participant and in order to facilitate future financings of Company, the Participant -- by accepting any Award granted-- agrees on behalf of that Participant and the Participant's heirs, legal representatives successors and assigns, including those by will or the laws of descent and distribution, that in the event of any underwritten public offering of any Company securities, including an initial public offering of Stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, neither the Participant nor any such heirs, legal representatives successors and assigns will directly or indirectly sell, offer to sell, solicit an offer to buy, grant any option to purchase, contract to sell (including, without limitation, any short sale), or otherwise dispose or offer to dispose of any interest, equitable or beneficial, in any of such shares for such period of time from and after the effective date of such registration statement as may be required by the underwriter of any such public offering; provided, however, that such period of time shall not exceed 180 days from the effective date of the registration statement filed in connection with such public offering or any other period applicable in any lock-up agreement to which the Company or the Participant as an affiliated of the Company is subject. The foregoing limitation shall not apply to shares registered in any public offering under the Securities Act. In order to enforce the foregoing covenant, Company may impose stop-transfer instructions with respect to the Company capital stock held by the undersigned until the end of such period. Notwithstanding the foregoing, the obligations described in this letter shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future.

         (h)      SECURITIES LAW RESTRICTIONS.

                  (1) INSTRUMENT EVIDENCING AWARDS. Each Award (other than a share of Stock) shall be subject to the following restriction with like effect as if the following legend is conspicuously noted in the Instrument evidencing the Award:

                                   "No Stock or other security shall be
                                   delivered, and no option or other right to acquire any stock or other security shall be exercisable, pursuant to this Award except upon effective registration under the Securities Act of 1933 as amended and the securities laws of each applicable state or other jurisdiction or upon acceptance by the Company of an opinion of counsel in such form and by such counsel as satisfactory to counsel for the Company that such registration is not required."

                  (2) CERTIFICATES EVIDENCING STOCK. Unless registered pursuant to an effective registration under the Securities Act, all shares of Stock issued upon exercise of any Award shall be subject to the following restriction with like effect as if the following legend is conspicuously noted in the certificate evidencing such shares:

                                   "The securities represented by this
                                   certificate have not been issued in any
                                   transaction registered under the Securities
                                   Act of 1933, and, accordingly, may not be offered for sale, sold or otherwise transferred except upon effective registration under the Securities Act of 1933 as amended and the securities laws of each applicable state or other jurisdiction or upon acceptance by the Company of an opinion of counsel in such form and by such counsel as satisfactory to counsel for the Company that such registration is not required."

                                   "The securities represented by this
                                   certificate are subject to certain
                                   restrictions contained in a certain plan known as the ProCentury Corporation 2004 Stock Option And Award Plan and a certain Stock Instrument granted thereunder, copies of which are on file at the principal office of the issuer."

         (i) SS.162(M) CONSIDERATIONS. The intent is that Awards granted will not to the extent possible result in loss of a deduction by the Company under Section 162(m) of the Code, and to the extent that the Company is subject to such Section 162(m), the terms and amounts of Awards granted to employees constituting covered employees within the meaning of Section 162(m) shall take into account the limits on deduction of that Section. Notwithstanding anything to the contrary in this Plan or the Instrument evidencing any Award, the Committee shall have the right to modify the terms and conditions of any outstanding Award to the extent necessary to preserve the Company's tax deduction for the payment or exercise of Awards under Section 162(m) of the Code, including, but not limited to, deferring the issuance of any shares of Stock or payment of any cash until the first day of the first calendar year after the employee ceases to be such a covered employee.

         5.3 ADDITIONAL TERMS AND CONDITIONS FOR RESTRICTED STOCK. Contemporaneously with or as soon as possible after each Award constituting a Stock Grant, the Company shall cause to be issued one or more certificates evidencing the shares of Restricted Stock granted or issued pursuant to such Award in the name of the Participant as the record holder thereof. Each certificate evidencing any shares of Restricted Stock (including each certificate evidencing any security issued or distributed with respect to any share of Restricted Stock as a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company) shall be held by an appropriate officer of the Company with executed stock transfer powers to be in transferable form for as long as such shares are subject to any Service Vesting Schedule, Performance Vesting Schedule, or other restriction imposed by this Plan or any Instrument on the right of a holder to offer for sale, sell, pledge, assign, encumber, or otherwise transfer or dispose of such share or any interest in such share as follows:

         (a) Until satisfaction of all such restrictions imposed by this Plan or the Instrument evidencing such Award, in addition to any other restrictions required by the Plan or the Instrument to be noted in the certificate, the certificate shall be subject to the following restriction with like effect as if the following legend is conspicuously noted in the certificate:

                           "Neither the securities represented by this certificate nor any interest therein may be offered for sale, sold, pledged, assigned, encumbered, or otherwise transferred or disposed of until satisfaction of certain restrictions imposed by a certain plan known as the ProCentury Corporation 2004 Stock Option And Award Plan and a certain Instrument granted thereunder, copies of which are on file at the principal office of the issuer."

                  In addition, the certificate shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable to enforce such restrictions.

         (b) Upon satisfaction of all such restrictions imposed by this Plan or the Instrument evidencing such Award and upon satisfaction pursuant to Section 5.2(c) of all federal, state, local and foreign taxes required by law to be withheld by the Company, the Company shall cause a new certificate without any notation of the foregoing restrictions to be delivered to the Participant upon surrender and cancellation of the certificate containing such notation, and each share represented by such new certificate shall no longer constitute a share of Restricted Stock.

         (c) Upon termination of the Participant's Service prior to satisfaction of all such restrictions imposed by this Plan or the Instrument evidencing such Award or otherwise upon failure of all such restrictions to be satisfied prior to the Date of Expiration, if any, then, except to the extent otherwise provided in the Instrument evidencing the Award, the Participant shall forfeit all rights and incidents of ownership in and to all shares represented by the certificate, and the certificate shall be cancelled and the shares represented by such certificate shall revert to the Company. Any such forfeiture shall apply not only to the Participant, but also to the Participant's estate, heirs, legatees, successors, assigns, executors, administrators, legal representatives or any other person who may make a claim through or on behalf of such Participant.

         5.4 INCENTIVE STOCK OPTION LIMITATIONS. Each Option granted as an Incentive Stock Option, or thereafter designated as an Incentive Stock Option, shall comply with the following limitations:

         (a) DATE OF ISSUANCE. No Option may be granted or otherwise designated as an Incentive Stock Option after the 10-year period beginning with the date of adoption of this Plan by the Company's shareholders.

         (b) EXERCISE PERIOD AND EXPIRATION DATE. No Option granted or otherwise designated as an Incentive Stock Option shall be exercisable on or after the 10th anniversary of the Date of Grant or, if later, date of designation as an Incentive Stock Option.

         (c) EXERCISE PRICE. The Exercise Price of any Option granted or otherwise designated as an Incentive Stock Option may not be less than the Fair Market Value of the Stock at the Date of Grant or, if later, date of designation, as adjusted thereafter pursuant to Section 4.2.

         (d) TRANSFER. Each Option granted or otherwise designated as an Incentive Stock Option shall, by its terms, not be transferable by Participant otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant.

         (e) 10% SHAREHOLDER. No Incentive Stock Option may be granted to any person, and no Option of any person may be designated as an Incentive Stock Option, if the person at the Date of Grant or designation owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary or of any parent of the Company unless the Exercise Price of the Option is at least 110 percent of the Fair Market Value of such Stock at the Date of Grant or designation, and such Option by its terms is not exercisable after the expiration of 5 years from the Date of Grant.

         (f) EMPLOYEE. No Incentive Stock Option may be granted to any person, and no Option of any person may be designated as an Incentive Stock Option, unless the person is an Employee at the Date of Grant or date of designation, except that an Incentive Stock Option may be granted to a prospective Employee upon the condition that such person becomes an Employee and the Exercise Price of that Option is determined as of commencement date of employment. In addition, no Option granted or otherwise designated as an Incentive Stock Option shall be exercisable by or on behalf of any Participant unless at all times during the period beginning on the Date of Grant or date of designation and ending on the day 3 months before the date of exercise, such Participant was an Employee of either the Company or a parent or subsidiary of the Company; provided, however, that if termination of employment as an Employee is due to Disability or death, the Option may remain exercisable for a period of one-year from the date of termination or, if sooner, until Date of Expiration, and by the Participant, in the case of death, by the Participant's legal representative or other person who acquired the right to exercise the Option by reason of the Participant's death. A Participant's employment as an Employee shall be deemed to have terminated due to death if the Participant's death occurs within 3 months after the termination of employment as an Employee. Notwithstanding the foregoing, if a purchase of Stock within the applicable time periods set forth in this Section 5.4(f) would subject the Participant to liability under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which purchase of Stock would no longer subject the Participant to such liability, (ii) one year from the date of termination of the Participant's employment as an Employee, or (iii) the Date of Expiration.

         (g) $100,000 PER YEAR LIMITATION. As long as the $100,000 Per Year Limitation remains applicable under the Code to Incentive Stock Options granted to any person, to the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Company or any Subsidiary including, but not limited to, this Plan) become exercisable by a Participant for the first time during any calendar year for Stock having a Fair Market Value greater than the $100,000 Per Year Limitation, the portion of such Options which exceeds the $100,000 Per Year Limitation shall be treated as Non-Qualified Stock Options. For purposes of this Section 5.4(g), Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Stock shall be determined as of the Date of Grant of Option covering that Stock. If an Option is treated as an Incentive Stock Option in part and as a Non-Qualified Stock Option in part by reason of the $100,000 Per Year Limitation, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

         (h) REDESIGNATION LIMITATION. If any Option is redesignated after its Date of Grant as an Incentive Stock Option, then notwithstanding any other provision to the contrary in this Plan, the terms of such Option shall automatically be deemed amended to be consistent with the foregoing limitations of this Section 5.3 such that the Expiration Date of such Option shall not extend beyond the 10th anniversary of the date of designation to be consistent with Section 5.4(b); the Exercise Price shall be the Fair Market Value on the date of redesignation, as adjusted thereafter to be consistent with Sections 5.4(c) and, if applicable, 5.4(d); and holding period based upon the granting of the Option for purpose of determining any disqualifying disposition under Section 421(b) of the Code shall be based upon the date of redesignation with like effect as if that redesignation constituted the granting of the Incentive Stock Option.

Notwithstanding anything to the contrary contained in this Plan, if any Option designated as an Incentive Stock Option fails for any reason, including because of failure of any of the forgoing terms, to qualify or continue its qualification as an Incentive Stock Option under the Code, the

Option shall automatically and without any act on the part of any party become and be a Non-Qualified Stock Option.

                                   SECTION 6.
                         COMPLIANCE WITH SECURITIES LAW

         6.1 GENERAL. The grant of Awards and the issuance of shares of Stock upon exercise of Awards shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. Awards may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.

         6.2 SECURITIES ACT. No Award may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Award be in effect with respect to the acquisition of the shares issuable upon exercise of the Award or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Award may be granted in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. In addition, as a condition to the exercise of any Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                                   SECTION 7.
                                  MISCELLANEOUS

         7.1 INDEMNIFICATION FOR ADMINISTRATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company or any Subsidiary, members of the Board and any officers or employees of the Company or any Subsidiary to whom responsibility or authority is exercised under direction of the Board shall be indemnified by the Company against all reasonable expenses, including attorneys fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

         7.2 TERMINATION AND AMENDMENT OF THE PLAN. The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's shareholders, there shall be (a)


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no increase in the maximum aggregate number of shares of Stock that may be granted under the Plan (except by operation of the provisions of Section 4.2, (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's shareholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award or any unexercised portion thereof, without the consent of the Participant unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

         7.3 SHAREHOLDER APPROVAL. The Plan shall be approved by the shareholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Awards granted prior to shareholder approval of the Plan shall become exercisable no earlier than the date of shareholder approval.

         7.4 NO SPECIAL EMPLOYMENT RIGHTS. Nothing contained in this Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of the Employer or any equity or other interest in the assets, business, or affairs of the Employer. A Participant hereunder shall not have a security interest in assets of the Employer used to make contributions or pay benefits.

         7.5 NOTICES. Any notice or other communications required or permitted hereunder shall, unless otherwise expressly provided, be in writing and be deemed to have been properly given, served and received (a) if delivered by messenger, when delivered, (b) if mailed, on the third business day after deposit in the United States mail, certified or registered, postage prepaid, return receipt requested, (c) if emailed, telexed, telegraphed or faxed, two hours after being dispatched by email, telex, telegram or fax if such second hour falls on a business day within the hours of 9:00 a.m. through 5:00 p.m. of the time in effect at the place of receipt, or at 9:00 a.m. on that business day if the second hour is before 9:00 a.m., or at 9:00 a.m. on the next business day thereafter if such second hour is later than 5:00 p.m. or other than on a business day, or (d) if delivered by commercial overnight express courier, freight prepaid, the next business day after delivery to such courier; in every case addressed to the party, if to the Company, to the attention of Company's Chief Executive Officer at the address of the Company's principal executive office and, if to or on behalf of a Participant, the address most recently designated by such Participant for such purpose.

         7.6 GOVERNING LAW. This Plan, including all rights and obligations of the Company, Participants and their legal representatives, heirs, successors and assigns, shall be governed by and construed under the laws of the State of Ohio.



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